Exhibit (j)(31) under Form N-1A

Exhibit 23 under Item 601/Reg. S-K

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

Federated Equity Funds

We consent to the use of our reports, dated November 22, 2016, with respect to the financial statements of Federated Clover Small Value Fund, Federated Clover Value Fund and Federated Prudent Bear Fund, each a portfolio of Federated Equity Funds, as of September 30, 2016 and for each of the years or periods then ended presented therein, incorporated herein by reference and to the references to our firm under the headings “Financial Highlights” in the prospectuses and “Independent Registered Public Accounting Firm” in the statements of additional information.

/s/ KPMG LLP

Boston, Massachusetts

March 24, 2017

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

Federated Equity Funds:

We consent to the use of our reports, dated December 23, 2016, with respect to the financial statements of Federated MDT Mid Cap Growth Strategies Fund and Federated Absolute Return Fund, each a portfolio of Federated Equity Funds, as of October 31, 2016 and for each of the years or periods then ended presented therein, incorporated herein by reference and to the references to our firm under the headings “Financial Highlights” in the prospectuses and “Independent Registered Public Accounting Firm” in the statements of additional information.

/s/ KPMG LLP

Boston, Massachusetts

March 24, 2017

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

Federated Equity Funds:

We consent to the use of our reports, dated January 25, 2017, with respect to the financial statements of the Federated International Strategic Value Dividend Fund and Federated Intercontinental Fund, each a portfolio of Federated Equity Funds, as of November 30, 2016 and for each of the years or periods then ended presented therein, incorporated herein by reference and to the references to our firm under the headings “Financial Highlights” in the prospectuses and “Independent Registered Public Accounting Firm” in the statements of additional information.

/s/ KPMG LLP

Boston, Massachusetts

March 24, 2017